UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32731 (Commission File Number)	84-1219301 (I.R.S. Employer Identification No.)

1401 Wynkoop Street, Suite 500

Denver, CO 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 595-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2009, Chipotle Mexican Grill, Inc. issued a press release announcing earnings and other financial results for its fiscal quarter ended September 30, 2009, and that management would review these results in a conference call at 4:30 p.m. Eastern Time on October 22, 2009.

Item 8.01	Other Events.

On October 21, 2009, Chipotle Mexican Grill, Inc. issued a press release announcing that its Board of Directors has authorized and will recommend that shareholders approve a proposal to convert all outstanding shares of the company’s Class B common stock into shares of Class A common stock on a one-for-one basis, and rename the Class A common stock as “common stock.” The conversion proposal will require the affirmative vote of the holders of a majority of the voting power of the Class A common stock and Class B common stock voting as a single class, as well as the affirmative vote of the holders of a majority of the Class B common stock voting as a separate class.

The Board of Directors has established a record date of October 30, 2009 and scheduled a special meeting of shareholders on December 21, 2009, subject to completion of the Securities and Exchange Commission review process.

Additional Information

Shareholders are urged to read the proxy statement regarding the proposed conversion when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings containing information about Chipotle, without charge, at the SEC’s internet site at www.sec.gov, and on the Investor Relations page of Chipotle’s web site at www.chipotle.com. Copies of the proxy statement and any filings with the SEC that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to Chipotle Mexican Grill Investor Relations, by phone to (614) 508-1303, in writing to Kate Giha, Director-Investor Relations, Chipotle Mexican Grill, Inc., 1401 Wynkoop Street, Suite 500, Denver, Colorado, or by email to ir@chipotle.com.

The directors and executive officers of Chipotle and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Chipotle’s directors and executive officers is available in the proxy statement dated April 2, 2009 for the Annual Meeting of Shareholders held on May 21, 2009, which was filed with the SEC on April 3, 2009. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Chipotle Mexican Grill, Inc. Press Release, dated October 21, 2009

Exhibit 99.2	Chipotle Mexican Grill, Inc. Press Release, dated October 22, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chipotle Mexican Grill, Inc.

October 22, 2009	By:	/S/ JOHN R. HARTUNG
	Name:	John R. Hartung
	Title:	Chief Financial Officer

Exhibit Index

Exhibit 99.1	Chipotle Mexican Grill, Inc. Press Release, dated October 21, 2009

Exhibit 99.2	Chipotle Mexican Grill, Inc. Press Release, dated October 22, 2009